POWER OF ATTORNEY

         Each of the undersigned hereby constitutes and appoints Ann H. Browning, Edward A. Balogh, Jr. and Debra I. Cho his and its true and lawful attorneys-in-fact, each acting alone, with full powers of substitution and resubstitution, for the undersigned in any and all capacities to

         (a) sign for and on behalf of the undersigned any and all forms, documents, filings, schedules or reports (collectively, "Filings") required under Section 13 or Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), including any Schedule 13D or 13G or Form 3, 4 or 5, that the undersigned may be required to make in connection with the undersigned's ownership, acquisition or disposition of securities of any company with a class of equity security registered pursuant to Section 12 of the Exchange Act of which the undersigned is a director, officer or beneficial owner of more than 10% of such class of equity security (each, an "Issuer");

         (b) do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Filings and timely make such Filings with the Securities and Exchange Commission and any applicable stock exchange or similar authority; and

         (c) take any other action of any type whatsoever in connection with the foregoing that, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the Filings executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form as each such attorney-in-fact may approve in his or her discretion.

         Each of the undersigned (x) grants unto such attorneys-in-fact each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and (y) hereby ratifies and confirms all that such attorneys-in-fact (acting alone or through substitutes) may lawfully do or cause to be done by virtue hereof. Each of the undersigned does hereby ratify and confirm all Filings heretofore made by such attorneys-in-fact on his and its behalf.

         Each of the undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13 or Section 16 of the Securities Exchange Act of 1934.

         This Power of Attorney is valid and effective until the undersigned are no longer required to make Filings with respect to the undersigned's ownership acquisition or disposition of securities of an Issuer, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

Date: August 3, 2006

/s/ J. Travis Hain [SEAL]
-------------------------------------------------------
J. Travis Hain


BANC OF AMERICA CAPITAL INVESTORS SBIC, L.P.
By: Banc of America Capital Management SBIC, LLC,
its general partner
By: Banc of America Capital Management, L.P.,
its sole member
By: BACM I GP, LLC, its general partner

By: /s/ J. Travis Hain
-----------------------------------------
Name: J. Travis Hain
Title: Managing Member


BANC OF AMERICA CAPITAL MANAGEMENT SBIC, LLC
By: Banc of America Capital Management, L.P.,
its sole member
By: BACM I GP, LLC, its general partner

By: /s/ J. Travis Hain
----------------------------------------------------------
Name: J. Travis Hain
Title: Managing Member


BANC OF AMERICA CAPITAL MANAGEMENT, L.P.
By: BACM I GP, LLC, its general partner

By: /s/ J. Travis Hain
----------------------------------------------------------
Name:J. Travis Hain
Title: Managing Member


BACM I GP, LLC

By: /s/ J. Travis Hain
---------------------------------------------------------
Name: J. Travis Hain
Title: Managing Member


BA CAPITAL COMPANY, L.P.
By: BA SBIC Management, LLC, its general partner
By: BA Equity Management, L.P., its sole member
By: BA Equity Management GP, LLC, its
general partner

By: /s/ J. Travis Hain
-----------------------------------------
Name: J. Travis Hain
Title: Managing Member

BA SBIC MANAGEMENT, LLC
By: BA Equity Management, L.P., its sole member
By: BA Equity Management GP, LLC, its general partner

By: /s/ J. Travis Hain
----------------------------------------------------------
Name:J. Travis Hain
Title: Managing Member


BA EQUITY MANAGEMENT, L.P.
By: BA Equity Management GP, LLC, its general partner

By: /s/ J. Travis Hain
----------------------------------------------------------
Name: J. Travis Hain
Title: Managing Member


BA EQUITY MANAGEMENT GP, LLC

By: /s/ J. Travis Hain
---------------------------------------------------------
Name: J. Travis Hain
Title: Managing Member


BA EQUITY INVESTMENT COMPANY, L.P. (successor-in-interest to NationsBanc Investment Corporation)
By: BA Equity Management, L.P., its general partner
By: BA Equity Management GP, LLC, its general partner

By: /s/ J. Travis Hain
--------------------------------------------------
Name: J. Travis Hain
Title: Managing Member